Exhibit 99.1

NUVERRA ANNOUNCES THIRD QUARTER AND YEAR-TO-DATE 2017 RESULTS
SCOTTSDALE, AZ (November 8, 2017) - Nuverra Environmental Solutions, Inc. (NYSE American: NES) (“Nuverra,” the “Company,” “we,” “us” or “our”) today announced financial and operating results for the third quarter and nine months ended September 30, 2017. The Company emerged from chapter 11 bankruptcy on August 7, 2017, or the “Effective Date,” and elected to apply fresh start accounting as of July 31, 2017 to coincide with the timing of the normal accounting period close. The Company evaluated the events between July 31, 2017 and August 7, 2017 and concluded that the use of an accounting convenience date of July 31, 2017 did not have a material impact on the results of operations or financial position. References to “Successor” relate to the financial position and results of operations of the reorganized Company subsequent to July 31, 2017, while references to “Predecessor” refer to the financial position and results of operations of the Company on and prior to July 31, 2017. The Successor and Predecessor GAAP results for the applicable periods are presented in the tables following this release.
For discussion purposes, the Company has combined the Successor and Predecessor periods to derive combined results for the three and nine months ended September 30, 2017. However, because of various adjustments to the condensed consolidated financial statements in connection with the application of fresh start accounting, the results of operations for the Successor period are not comparable to those of the Predecessor period. The Company believes that, subject to consideration of the impact of fresh start accounting, combining the results of the Successor and Predecessor periods provides meaningful information about the financial results of the Company, including revenues and costs that assist a reader in understanding the financial results for the applicable periods.
SUMMARY OF QUARTERLY RESULTS

•	Third quarter revenue was $48.9 million, an increase of approximately 17.7%, or $7.3 million, when compared with revenue of $41.5 million in the second quarter of 2017.

•	Total costs and expenses, adjusted for special items, were $63.7 million, or a 23.5% increase when compared with $51.6 million in the second quarter of 2017.

•
Loss from continuing operations, adjusted for special items, for the third quarter was $18.5 million, compared with a loss from continuing operations, adjusted for special items, of $15.3 million in the second quarter of 2017.

•
Adjusted EBITDA from continuing operations for the third quarter was $6.8 million, an increase of $4.7 million compared with adjusted EBITDA from continuing operations of $2.1 million in the second quarter of 2017.

THIRD QUARTER 2017 RESULTS
Third quarter revenue was $48.9 million, an increase of $7.3 million, or 17.7%, from $41.5 million in the second quarter of 2017. In the third quarter of 2016, the Company reported revenue of $35.4 million. Due to oil prices becoming more stable in 2017, customer demand for our services has increased in all divisions as compared to both the second quarter of 2017 and the same period in the prior year.
Total costs and expenses, adjusted for special items, were $63.7 million, a 23.5% increase compared with total costs and expenses, adjusted for special items, of $51.6 million in the second quarter of 2017. The Company reported total costs and expenses, adjusted for special items, of $47.5 million in the third quarter of 2016. The increase in total costs and expenses, adjusted for special items, is primarily due the 17.7% increase in revenue and an increase in depreciation and amortization expense as a result of the fresh start accounting adjustments.
For the third quarter of 2017, the Company reported a net loss from continuing operations, adjusted for special items, of $18.5 million. Special items in the third quarter primarily included the gain resulting from the discharge of debt and the application of fresh start accounting upon emergence from chapter 11. Additionally, special items included the loss on the sale of underutilized assets, non-recurring legal and professional fees, stock-based compensation expense, as well as $2.4 million in long-lived asset impairment charges for assets classified as held-for-sale primarily in the Rocky Mountain division. This compares with a loss from continuing operations, adjusted for special items, of $15.3 million in the second quarter of 2017. The Company reported a loss from continuing operations, adjusted for special items, of $26.3 million in the third quarter of 2016.

Adjusted EBITDA from continuing operations for the third quarter was $6.8 million, an increase of $4.7 million compared with $2.1 million in the second quarter of 2017. Third quarter adjusted EBITDA margin from continuing operations was 14.0%, compared with 5.1% in the second quarter of 2017. The Company reported adjusted EBITDA from continuing operations of $3.4 million and an adjusted EBITDA margin from continuing operations of 9.7% in the third quarter of 2016.
YEAR-TO-DATE RESULTS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2017 (“YTD”)
YTD revenue was $129.6 million, an increase of $13.2 million from $116.4 million for the same period in 2016. Due to oil prices becoming more stable in 2017, customer demand for our services has increased in all divisions as compared to the same period in the prior year.
YTD net loss from continuing operations, adjusted for special items, was $61.8 million compared with a loss of $82.1 million for the same period in 2016. YTD special items primarily included the gain resulting from the discharge of debt and the application of fresh start accounting upon emergence from chapter 11. Additionally, special items included the loss on the sale of underutilized assets, stock-based compensation expense, a $3.9 million gain on the change in fair value of the derivative warrant liability, and $2.4 million in long-lived asset impairment charges for assets classified as held-for-sale primarily in the Rocky Mountain division.
YTD adjusted EBITDA from continuing operations was $8.2 million, an increase of 54.2% when compared with the same period in 2016. Adjusted EBITDA margin for the 2017 YTD period was 6.3%, compared with 4.6% in 2016.
CASH FLOW AND LIQUIDITY
Net cash used in operating activities for the nine months ended September 30, 2017 was $22.0 million, while asset sales from continuing operations net of capital expenditures provided cash of $1.2 million. For the nine months ended September 30, 2017, free cash flow (defined as net cash used in or provided by operating activities, less proceeds received from sales of property, plant and equipment, net of purchases of property, plant and equipment) was negative at $(20.9) million, compared with negative free cash flow of $(12.0) million during the nine months ended September 30, 2016.
Total liquidity as of September 30, 2017, consisting primarily of available borrowings under the Successor senior secured revolving credit facility, was $16.6 million.
As of September 30, 2017, total debt outstanding was $40.2 million, consisting of $14.8 million under the Successor first lien term loan, $21.0 million under the Successor second lien term loan, and $4.4 million of capital leases for vehicle financings.

About Nuverra
Nuverra Environmental Solutions, Inc. is among the largest companies in the United States dedicated to providing comprehensive, full-cycle environmental solutions to customers in the energy market. Nuverra focuses on the delivery, collection, treatment, recycling, and disposal of restricted solids, water, wastewater, waste fluids, and hydrocarbons. The Company provides its suite of environmentally compliant and sustainable solutions to customers who demand stricter environmental compliance and accountability from their service providers. Find additional information about Nuverra in documents filed with the U.S. Securities and Exchange Commission (“SEC”) at http://www.sec.gov.
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the United States Securities Act of 1933, as amended, or the “Securities Act,” and Section 21E of the United States Securities Exchange Act of 1934, as amended, or the “Exchange Act.” These statements relate to our expectations for future events and time periods. All statements other than statements of historical fact are statements that could be deemed to be forward-looking statements, and any forward-looking statements contained herein are based on information available to us as of the date of this press release and our current expectations, forecasts and assumptions, and involve a number of risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date. Future performance cannot be ensured, and actual results may differ materially from those in the forward-looking statements. Some factors that could cause actual results to differ include, among others: the effects of the restructuring on the Company and the interests of various constituents; risks and uncertainties associated with the restructuring process, including the outcome of a pending appeal of the order confirming the plan of reorganization and our ability to execute the requirements of the plan of reorganization subsequent to the Effective Date; our inability to maintain relationships with suppliers, customers, employees and other third parties as a result of our chapter 11 filing; the bankruptcy, and as applicable, appellate court’s rulings in our chapter 11 cases, including appeals thereof, and the outcome of our chapter 11 cases in general; risks associated with third-party motions, objections and appeals in our chapter 11 cases, including the pending appeal of the confirmation of the plan of reorganization; the length of time the Company will operate under chapter 11 protection; risks associated with our indebtedness, including changes to interest rates, deterioration in the value of our machinery and equipment or accounts receivables, our ability to manage our liquidity needs and to comply with covenants under our credit facilities; the availability of less favorable credit and payment terms due to the downturn in our industry, our financial condition and the chapter 11 proceeding, including more stringent or costly payment terms from our vendors and additional requirements from sureties to collateralize our performance bonds with letters of credit, which may further constrain our liquidity and reduce availability under our revolving credit facility; financial results that may be volatile and may not reflect historical trends due to, among other things, changes in commodity prices or general market conditions, acquisition or disposition activities, fluctuations in consumer trends, pricing pressures, changes in raw material or labor prices or rates related to our business and changing regulations or political developments in the markets in which we operate; risks associated with the limited trading volume of our common stock on the NYSE American Stock Exchange, including fluctuations in the trading prices of our common stock; potential impact of litigation; uncertainty relating to successful negotiation, execution and consummation of all necessary definitive agreements in connection with our strategic initiatives; whether certain markets grow as anticipated; pricing pressures; current and projected future uncertainties in commodities markets, including low oil and/or natural gas prices, and the potential impact on our ability to collect outstanding receivables as a result of the liquidity constraints on our customers; changes in customer drilling and completion activities and capital expenditure plans; shifts in production in shale areas where we operate and/or shale areas where we currently do not have operations; control of costs and expenses, including uncertainty regarding the ability to successfully implement cost-management initiatives; liquidity and access to capital; and the competitive and regulatory environment. The forward-looking statements contained, or incorporated by reference, herein are also subject generally to other risks and uncertainties that are described from time to time in the Company’s filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s views as of the date of this press release. The Company undertakes no obligation to update any such forward-looking statements, whether as a result of new information, future events, changes in expectations or otherwise. Additional risks and uncertainties are disclosed from time to time in the Company’s filings with the SEC, including the Annual Report on Form 10-K for the fiscal year ended December 31, 2016, as well as Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Source: Nuverra Environmental Solutions, Inc.
602-903-7802
ir@nuverra.com

- Tables to Follow -

NUVERRA ENVIRONMENTAL SOLUTIONS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Successor	Predecessor
	Two Months Ended	One Month Ended	Three Months Ended
	September 30, 2017	July 31, 2017	September 30, 2016
Revenue:
Non-rental revenue	$30,620	$13,608	$32,143
Rental revenue	3,138	1,514	3,298
Total revenue	33,758	15,122	35,441
Costs and expenses:
Direct operating expenses	26,110	11,896	32,122
General and administrative expenses	4,928	1,326	6,323
Depreciation and amortization	17,321	4,003	15,019
Impairment of long-lived assets	2,404	—	7,788
Total costs and expenses	50,763	17,225	61,252
Operating loss	(17,005)	(2,103)	(25,811)
Interest expense, net	(778)	(3,246)	(14,656)
Other income, net	294	7	2,095
Reorganization items, net	530	229,198	—
(Loss) income before income taxes	(16,959)	223,856	(38,372)
Income tax (expense) benefit	(34)	304	(24)
Net (loss) income	$(16,993)	$224,160	$(38,396)

Earnings per common share:
Net (loss) income per basic common share	$(1.45)	$1.48	$(0.30)

Net (loss) income per diluted common share	$(1.45)	$1.42	$(0.30)

Weighted average shares outstanding:
Basic	11,696	150,951	129,669
Diluted	11,696	157,394	129,669

NUVERRA ENVIRONMENTAL SOLUTIONS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Successor	Predecessor
	Two Months Ended	Seven Months Ended	Nine Months Ended
	September 30, 2017	July 31, 2017	September 30, 2016
Revenue:
Non-rental revenue	$30,620	$86,564	$107,538
Rental revenue	3,138	9,319	8,856
Total revenue	33,758	95,883	116,394
Costs and expenses:
Direct operating expenses	26,110	81,010	101,022
General and administrative expenses	4,928	22,552	27,979
Depreciation and amortization	17,321	28,981	46,070
Impairment of long-lived assets	2,404	—	10,452
Total costs and expenses	50,763	132,543	185,523
Operating loss	(17,005)	(36,660)	(69,129)
Interest expense, net	(778)	(22,792)	(40,674)
Other income, net	294	4,247	5,024
Loss on extinguishment of debt	—	—	(674)
Reorganization items, net	530	223,494	—
(Loss) income from continuing operations before income taxes	(16,959)	168,289	(105,453)
Income tax (expense) benefit	(34)	322	(852)
(Loss) income from continuing operations	(16,993)	168,611	(106,305)
Loss from discontinued operations, net of income taxes	—	—	(1,235)
Net (loss) income	$(16,993)	$168,611	$(107,540)

Earnings per common share:
Basic (loss) income from continuing operations	$(1.45)	$1.12	$(1.41)
Basic loss from discontinued operations	—	—	(0.02)
Net (loss) income per basic common share	$(1.45)	$1.12	$(1.43)

Diluted (loss) income from continuing operations	$(1.45)	$0.97	$(1.41)
Diluted loss from discontinued operations	—	—	(0.02)
Net (loss) income per diluted common share	$(1.45)	$0.97	$(1.43)

Weighted average shares outstanding:
Basic	11,696	150,940	75,291
Diluted	11,696	174,304	75,291

NUVERRA ENVIRONMENTAL SOLUTIONS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	Successor	Predecessor
	September 30,	December 31,
	2017	2016
Assets
Cash and cash equivalents	$3,248	$994
Restricted cash	7,758	1,420
Accounts receivable, net	32,843	23,795
Inventories	3,933	2,464
Prepaid expenses and other receivables	4,010	3,516
Other current assets	647	107
Assets held for sale	5,730	1,182
Total current assets	58,169	33,478
Property, plant and equipment, net	264,314	294,179
Equity investments	57	73
Intangibles, net	589	14,310
Goodwill	27,139	—
Other assets	187	564
Total assets	$350,455	$342,604
Liabilities and Shareholders’ Equity (Deficit)
Accounts payable	$7,534	$4,047
Accrued liabilities	17,601	18,787
Current contingent consideration	500	—
Current portion of long-term debt	2,068	465,835
Derivative warrant liability	857	4,298
Other current liabilities	3,913	—
Total current liabilities	32,473	492,967
Deferred income taxes	192	495
Long-term debt	38,101	5,956
Long-term contingent consideration	—	8,500
Other long-term liabilities	6,310	3,752
Total liabilities	77,076	511,670
Commitments and contingencies
Shareholders’ equity (deficit):
Common stock	117	152
Additional paid-in capital	290,255	1,407,867
Treasury stock	—	(19,807)
Accumulated deficit	(16,993)	(1,557,278)
Total shareholders’ equity (deficit)	273,379	(169,066)
Total liabilities and shareholders’ equity (deficit)	$350,455	$342,604

NUVERRA ENVIRONMENTAL SOLUTIONS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Successor	Predecessor
	Two Months Ended	Seven Months Ended	Nine Months Ended
	September 30,	July 31,	September 30,
	2017	2017	2016
Cash flows from operating activities:
Net (loss) income	$(16,993)	$168,611	$(107,540)
Adjustments to reconcile net (loss) income to net cash used in operating activities:
Loss on the sale of TFI	—	—	1,235
Depreciation and amortization of intangible assets	17,321	28,981	46,070
Amortization of debt issuance costs, net	—	2,135	4,329
Accrued interest added to debt principal	177	11,474	20,240
Stock-based compensation	181	457	908
Impairment of long-lived assets	2,404	—	10,452
Gain on sale of UGSI	(76)	—	(1,747)
Loss (gain) on disposal of property, plant and equipment	687	(258)	3,298
Bad debt expense	41	788	(516)
Change in fair value of derivative warrant liability	140	(4,025)	(2,574)
Loss on extinguishment of debt	—	—	674
Deferred income taxes	34	(337)	70
Other, net	152	(11,295)	5
Reorganization items, non-cash	—	(218,600)	—
Changes in operating assets and liabilities:
Accounts receivable	(5,349)	(4,528)	20,516
Prepaid expenses and other receivables	(528)	472	(227)
Accounts payable and accrued liabilities	(1,111)	3,682	(14,379)
Other assets and liabilities, net	(152)	3,494	(136)
Net cash used in operating activities	(3,072)	(18,949)	(19,322)
Cash flows from investing activities:
Proceeds from the sale of property, plant and equipment	1,623	3,083	9,954
Purchases of property, plant and equipment	(404)	(3,149)	(2,613)
Proceeds from the sale of UGSI	76	—	5,032
Change in restricted cash	47	(6,385)	3,163
Net cash provided by (used in) investing activities	1,342	(6,451)	15,536
Cash flows from financing activities:
Proceeds from Predecessor revolving credit facility	—	106,785	118,533
Payments on Predecessor revolving credit facility	—	(129,964)	(176,428)
Proceeds from Predecessor term loan	—	15,700	24,000
Proceeds from debtor in possession term loan	—	6,875	—
Proceeds from Successor First and Second Lien Term Loans	—	36,053	—
Payments on Successor First and Second Lien Term Loans	(442)	—	—
Proceeds from Successor revolving facility	28,020	—	—
Payments on Successor revolving facility	(28,020)	—	—
Payments for debt issuance costs	—	(1,053)	(1,084)
Issuance of stock	—	—	5,000
Payments on vehicle financing and other financing activities	(1,773)	(2,797)	(4,957)
Net cash (used in) provided by financing activities	(2,215)	31,599	(34,936)
Net (decrease) increase in cash and cash equivalents	(3,945)	6,199	(38,722)
Cash and cash equivalents - beginning of period	7,193	994	39,309
Cash and cash equivalents - end of period	$3,248	$7,193	$587

NUVERRA ENVIRONMENTAL SOLUTIONS, INC. AND SUBSIDIARIES
NON-GAAP RECONCILIATIONS
(In thousands)
(Unaudited)

This press release contains non-GAAP financial measures as defined by the rules and regulations of the United States Securities and Exchange Commission. A non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statements of operations or balance sheets of the Company; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. Reconciliations of these non-GAAP financial measures to their comparable GAAP financial measures are included in the attached financial tables.

These non-GAAP financial measures are provided because management of the Company uses these financial measures in maintaining and evaluating the Company’s ongoing financial results and trends. Management uses this non-GAAP information as an indicator of business results, and evaluates overall performance with respect to such indicators. Management believes that excluding items such as acquisition expenses, amortization of intangible assets, stock-based compensation, asset impairments, restructuring charges, expenses related to litigation and resolution of lawsuits, and other charges, which may or may not be non-recurring, among other items that are inconsistent in amount and frequency (as with acquisition expenses), or determined pursuant to complex formulas that incorporate factors, such as market volatility, that are beyond our control (as with stock-based compensation), for purposes of calculating these non-GAAP financial measures facilitates a more meaningful evaluation of the Company’s current operating performance and comparisons to the past and future operating performance. The Company believes that providing non-GAAP financial measures such as EBITDA, adjusted EBITDA, adjusted net income (loss), and adjusted net income (loss) per share, in addition to related GAAP financial measures, provides investors with greater transparency to the information used by the Company’s management. These non-GAAP financial measures are not substitutes for measures of performance or liquidity calculated in accordance with GAAP and may not necessarily be indicative of the Company’s liquidity or ability to fund cash needs. Not all companies calculate non-GAAP financial measures in the same manner, and our presentation may not be comparable to the presentations of other companies.

For illustrative purposes, the Company has combined the Successor and Predecessor periods to derive combined results for the three and nine months ended September 30, 2017 for these non-GAAP reconciliations. The combination was generated by addition of comparable financial statement line item captions. However, because of various adjustments to the condensed consolidated financial statements in connection with the application of fresh start accounting, including asset valuation adjustments and liability adjustments, the results of operations for the Successor period are not comparable to those of the Predecessor period. The financial information preceding these non-GAAP reconciliations provides the Successor and Predecessor GAAP results for the applicable periods. The Company believes that subject to consideration of the impact of fresh start accounting, combining the results of the Successor and Predecessor periods provides meaningful information about the financial results of the Company, including revenues and costs that assist a reader in understanding the financial results for the applicable periods.

NUVERRA ENVIRONMENTAL SOLUTIONS, INC. AND SUBSIDIARIES
NON-GAAP RECONCILIATIONS (continued)
(In thousands)
(Unaudited)

Reconciliation of (Loss) Income from Continuing Operations to EBITDA and Total Adjusted EBITDA:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2017 [1]	2016	2017 [1]	2016
(Loss) income from continuing operations	$207,167	$(38,396)	$151,618	$(106,305)
Depreciation and amortization	21,324	15,019	46,302	46,070
Interest expense, net	4,024	14,656	23,570	40,674
Income tax (benefit) expense	(270)	24	(288)	852
EBITDA	232,245	(8,697)	221,202	(18,709)
Adjustments:
Transaction-related costs, including earnout adjustments, net	—	—	—	(117)
Stock-based compensation	217	252	638	908
Change in fair value of derivative warrant liability	140	(1,551)	(3,885)	(2,574)
Capital reorganization costs [2]	—	1,864	9,448	10,268
Reorganization items, net [3]	(229,728)	—	(224,024)	—
Legal and environmental costs, net	991	1,523	2,045	3,236
Impairment of long-lived assets	2,404	7,788	2,404	10,452
Restructuring, exit and other costs	—	(266)	—	(379)
Loss on extinguishment of debt	—	—	—	674
Gain on sale of UGSI	(76)	(53)	(76)	(1,747)
Loss on disposal of assets	652	2,566	429	3,293
Total Adjusted EBITDA	$6,845	$3,426	$8,181	$5,305

[1] For illustrative purposes, the Company has combined the Successor and Predecessor periods to derive combined results for the three and nine months ended September 30, 2017.

[2] Capital reorganization costs in 2017 represent costs related to the chapter 11 filing incurred prior to the May 1, 2017 filing date. Capital reorganization costs in 2016 represent costs incurred for the debt exchange executed in 2016.

[3] Reorganization items, net represents the costs related to the chapter 11 filing incurred after the May 1, 2017 filing date.

NUVERRA ENVIRONMENTAL SOLUTIONS, INC. AND SUBSIDIARIES
NON-GAAP RECONCILIATIONS (continued)
(In thousands) (Unaudited)

Reconciliation of QTD Segment Performance to Adjusted EBITDA

Three months ended September 30, 2017 [1]	Rocky Mountain	Northeast	Southern	Corporate	Total
Revenue	$29,069	$10,583	$9,228	$—	$48,880
Direct operating expenses	22,213	9,291	6,502	—	38,006
General and administrative expenses	1,703	791	832	2,928	6,254
Depreciation and amortization	10,396	5,491	5,376	61	21,324
Operating loss	(7,409)	(4,990)	(3,720)	(2,989)	(19,108)
Operating margin %	(25.5)%	(47.2)%	(40.3)%	NA	(39.1)%
Reorganization items, net	(4,670)	27,966	22,461	183,971	229,728
(Loss) income from continuing operations before income taxes	(12,134)	23,094	18,839	177,098	206,897

(Loss) income from continuing operations	(12,134)	23,094	18,839	177,368	207,167
Depreciation and amortization	10,396	5,491	5,376	61	21,324
Interest expense, net	98	57	49	3,820	4,024
Income tax benefit	—	—	—	(270)	(270)
EBITDA	$(1,640)	$28,642	$24,264	$180,979	$232,245

Adjustments, net	7,395	(27,470)	(21,777)	(183,548)	(225,400)
Adjusted EBITDA from continuing operations	$5,755	$1,172	$2,487	$(2,569)	$6,845
Adjusted EBITDA margin %	19.8%	11.1%	27.0%	NA	14.0%

[1] For illustrative purposes, the Company has combined the Successor and Predecessor periods to derive combined results for the three months ended September 30, 2017.

Three months ended September 30, 2016	Rocky Mountain	Northeast	Southern	Corporate	Total
Revenue	$19,166	$7,877	$8,398	$—	$35,441
Direct operating expenses	13,890	9,311	8,921	—	32,122
General and administrative expenses	1,211	346	455	4,311	6,323
Depreciation and amortization	7,554	3,281	4,121	63	15,019
Operating loss	(3,489)	(10,733)	(7,215)	(4,374)	(25,811)
Operating margin %	(18.2)%	(136.3)%	(85.9)%	NA	(72.8)%
Loss before income taxes	(3,618)	(10,384)	(7,265)	(17,105)	(38,372)

Loss from continuing operations	(3,618)	(10,384)	(7,311)	(17,083)	(38,396)
Depreciation and amortization	7,554	3,281	4,121	63	15,019
Interest expense, net	150	118	53	14,335	14,656
Income tax expense	—	—	46	(22)	24
EBITDA	$4,086	$(6,985)	$(3,091)	$(2,707)	$(8,697)

Adjustments, net	(206)	7,094	4,746	489	12,123
Adjusted EBITDA from continuing operations	$3,880	$109	$1,655	$(2,218)	$3,426
Adjusted EBITDA margin %	20.2%	1.4%	19.7%	NA	9.7%

NUVERRA ENVIRONMENTAL SOLUTIONS, INC. AND SUBSIDIARIES
NON-GAAP RECONCILIATIONS (continued)
(In thousands) (Unaudited)

Reconciliation of YTD Segment Performance to Adjusted EBITDA

Nine months ended September 30, 2017 [1]	Rocky Mountain	Northeast	Southern	Corporate	Total
Revenue	$77,113	$27,910	$24,618	$—	$129,641
Direct operating expenses	62,616	27,079	17,425	—	107,120
General and administrative expenses	5,155	2,377	2,513	17,435	27,480
Depreciation and amortization	23,984	10,186	11,963	169	46,302
Operating loss	(16,808)	(11,732)	(7,521)	(17,604)	(53,665)
Operating margin %	(21.8)%	(42.0)%	(30.6)%	NA	(41.4)%
Reorganization items, net	(5,133)	27,944	22,423	178,790	224,024
(Loss) income from continuing operations before income taxes	(22,044)	16,167	14,906	142,301	151,330

(Loss) income from continuing operations	(22,044)	16,167	14,906	142,589	151,618
Depreciation and amortization	23,984	10,186	11,963	169	46,302
Interest expense, net	261	220	143	22,946	23,570
Income tax benefit	—	—	—	(288)	(288)
EBITDA	$2,201	$26,573	$27,012	$165,416	$221,202

Adjustments, net	8,516	(27,355)	(21,789)	(172,393)	(213,021)
Adjusted EBITDA from continuing operations	$10,717	$(782)	$5,223	$(6,977)	$8,181
Adjusted EBITDA margin %	13.9%	(2.8)%	21.2%	NA	6.3%

[1] For illustrative purposes, the Company has combined the Successor and Predecessor periods to derive combined results for the nine months ended September 30, 2017.

Nine months ended September 30, 2016	Rocky Mountain	Northeast	Southern	Corporate	Total
Revenue	$63,023	$28,342	$25,029	$—	$116,394
Direct operating expenses	49,680	29,005	22,337	—	101,022
General and administrative expenses	4,758	1,875	2,348	18,998	27,979
Depreciation and amortization	23,425	10,590	11,854	201	46,070
Operating loss	(14,840)	(21,153)	(13,937)	(19,199)	(69,129)
Operating margin %	(23.5)%	(74.6)%	(55.7)%	NA	(59.4)%
Loss from continuing operations before income taxes	(15,088)	(20,984)	(14,016)	(55,365)	(105,453)

Loss from continuing operations	(15,088)	(20,984)	(14,062)	(56,171)	(106,305)
Depreciation and amortization	23,425	10,590	11,854	201	46,070
Interest expense, net	354	368	139	39,813	40,674
Income tax expense	—	—	46	806	852
EBITDA	$8,691	$(10,026)	$(2,023)	$(15,351)	$(18,709)

Adjustments, net	2,508	8,820	4,548	8,138	24,014
Adjusted EBITDA from continuing operations	$11,199	$(1,206)	$2,525	$(7,213)	$5,305
Adjusted EBITDA margin %	17.8%	(4.3)%	10.1%	NA	4.6%

NUVERRA ENVIRONMENTAL SOLUTIONS, INC. AND SUBSIDIARIES
NON-GAAP RECONCILIATIONS (continued)
(In thousands)
(Unaudited)

Reconciliation of Special Items to Adjusted Loss from Continuing Operations and to EBITDA and Adjusted EBITDA from Continuing Operations

	Three months ended September 30, 2017
	Combined As Reported [1]	Special Items		As Adjusted
Revenue	$48,880	$—		$48,880
Direct operating expenses	38,006	(598)	[A]	37,408
General and administrative expenses	6,254	(1,262)	[B]	4,992
Total costs and expenses	67,988	(4,264)	[C]	63,724
Operating loss	(19,108)	4,264	[C]	(14,844)
Income (loss) from continuing operations	207,167	(225,694)	[D]	(18,527)

Income (loss) from continuing operations	$207,167			$(18,527)
Depreciation and amortization	21,324			21,324
Interest expense, net	4,024			4,024
Income tax benefit	(270)			24
EBITDA and Adjusted EBITDA from continuing operations	$232,245			$6,845

[1] For illustrative purposes, the Company has combined the Successor and Predecessor periods to derive combined results for the three months ended September 30, 2017.

Description of 2017 Special Items:
[A]	Special items primarily relates to the loss on the sale of underutilized assets.
[B]	Primarily attributable to stock-based compensation and non-routine litigation expenses.
[C]	Primarily includes the aforementioned adjustments along with long-lived asset impairment charges of $2.4 million for assets classified as held-for-sale primarily in the Rocky Mountain division.
[D]
Primarily includes the aforementioned adjustments along with a $229.7 million gain resulting from the discharge of debt and the application of fresh start accounting in connection with the chapter 11 filing recorded to “Reorganization items, net.” Additionally, our effective tax rate for the three months ended September 30, 2017 was 0.1% and has been applied to the special items accordingly.

NUVERRA ENVIRONMENTAL SOLUTIONS, INC. AND SUBSIDIARIES
NON-GAAP RECONCILIATIONS (continued)
(In thousands)
(Unaudited)

Reconciliation of Special Items to Adjusted Loss from Continuing Operations and to EBITDA and Adjusted EBITDA from Continuing Operations

	Three months ended September 30, 2016
	As Reported	Special Items		As Adjusted
Revenue	$35,441	$—		$35,441
Direct operating expenses	32,122	(4,394)	[E]	27,728
General and administrative expenses	6,323	(1,545)	[F]	4,778
Total costs and expenses	61,252	(13,727)	[G]	47,525
Operating loss	(25,811)	13,727	[G]	(12,084)
Loss from continuing operations	(38,396)	12,131	[H]	(26,265)

Loss from continuing operations	$(38,396)			$(26,265)
Depreciation and amortization	15,019			15,019
Interest expense, net	14,656			14,656
Income tax expense	24			16
EBITDA and Adjusted EBITDA from continuing operations	$(8,697)			$3,426

Description of 2016 Special Items:
[E]	Special items primarily includes the loss on sale of underutilized assets, and severance and environmental clean-up charges.
[F]	Primarily attributable to stock-based compensation, non-routine legal and professional fees, offset by a settlement for the Rocky Mountain division.
[G]
Primarily includes the aforementioned adjustments along with long-lived asset impairment charges of $2.1 million for assets classified as held-for-sale in the Southern division and $5.7 million for assets determined to be impaired in the Northeast division.

[H]
Primarily includes the aforementioned adjustments along with a gain of $1.6 million associated with the change in fair value of the derivative warrant liability. Additionally, our effective tax rate for the three months ended September 30, 2016 was 0.06% and has been applied to the special items accordingly.

NUVERRA ENVIRONMENTAL SOLUTIONS, INC. AND SUBSIDIARIES
NON-GAAP RECONCILIATIONS (continued)
(In thousands)
(Unaudited)

Reconciliation of Special Items to Adjusted Loss from Continuing Operations and to EBITDA and Adjusted EBITDA from Continuing Operations

	Nine months ended September 30, 2017
	Combined As Reported [1]	Special Items		As Adjusted
Revenue	$129,641	$—		$129,641
Direct operating expenses	107,120	(1,014)	[A]	106,106
General and administrative expenses	27,480	(11,546)	[B]	15,934
Total costs and expenses	183,306	(14,964)	[C]	168,342
Operating loss	(53,665)	14,964	[C]	(38,701)
Income (loss) from continuing operations	151,618	(213,426)	[D]	(61,808)

Income (loss) from continuing operations	$151,618			$(61,808)
Depreciation and amortization	46,302			46,302
Interest expense, net	23,570			23,570
Income tax (benefit) expense	(288)			117
EBITDA and Adjusted EBITDA from continuing operations	$221,202			$8,181

[1] For illustrative purposes, the Company has combined the Successor and Predecessor periods to derive combined results for the nine months ended September 30, 2017.

Description of 2017 Special Items:
[A]	Special items primarily includes capital reorganization costs incurring prior to the chapter 11 filing and the loss on the sale of underutilized assets.
[B]
Primarily attributable to capital reorganization costs of $8.8 million incurred prior to the chapter 11 filing, as well as stock-based compensation, non-routine litigation expenses, and non-routine professional fees.

[C]	Primarily includes the aforementioned adjustments along with long-lived asset impairment charges of $2.4 million for assets classified as held-for-sale primarily in the Rocky Mountain division.
[D]
Primarily includes the aforementioned adjustments along with a $224.0 million gain resulting from the discharge of debt and the application of fresh start accounting in connection with the chapter 11 filing recorded to “Reorganization items, net,” as well as a gain of $3.9 million associated with the change in fair value of the derivative warrant liability. Additionally, our effective tax rate for the nine months ended September 30, 2017 was 0.2% and has been applied to the special items accordingly.

NUVERRA ENVIRONMENTAL SOLUTIONS, INC. AND SUBSIDIARIES
NON-GAAP RECONCILIATIONS (continued)
(In thousands)
(Unaudited)

Reconciliation of Special Items to Adjusted Loss from Continuing Operations and to EBITDA and Adjusted EBITDA from Continuing Operations

	Nine months ended September 30, 2016
	As Reported	Special Items		As Adjusted
Revenue	$116,394	$—		$116,394
Direct operating expenses	101,022	(5,633)	[E]	95,389
General and administrative expenses	27,979	(11,704)	[F]	16,275
Total costs and expenses	185,523	(27,789)	[G]	157,734
Operating loss	(69,129)	27,789	[G]	(41,340)
Loss from continuing operations	(106,305)	24,208	[H]	(82,097)

Loss from continuing operations	$(106,305)			$(82,097)
Depreciation and amortization	46,070			46,070
Interest expense, net	40,674			40,674
Income tax expense	852			658
EBITDA and Adjusted EBITDA from continuing operations	$(18,709)			$5,305

Description of 2016 Special Items:
[E]	Special items primarily includes the loss on sale of underutilized assets, and severance and environmental clean-up charges.
[F]	Primarily attributable to stock-based compensation and non-routine legal and professional fees incurred in connection with the 2016 debt exchange.
[G]
Primarily includes the aforementioned adjustments along with long-lived asset impairment charges of $4.8 million for assets classified as held-for-sale in the Northeast and Southern divisions and $5.7 million for assets determined to be impaired in the Northeast division.

[H]
Primarily includes the aforementioned adjustments, along with a charge of $0.7 million in connection with the write-off of a portion of the unamortized deferred financing costs as a result of an amendment to our Predecessor Revolving Facility, a gain of $2.6 million associated with the change in fair value of the derivative warrant liability, and a gain on the sale of Underground Solutions, Inc. for $1.7 million. Additionally, our effective tax rate for the nine months ended September 30, 2016 was 0.8% and has been applied to the special items accordingly.

NUVERRA ENVIRONMENTAL SOLUTIONS, INC. AND SUBSIDIARIES
NON-GAAP RECONCILIATIONS (continued)
(In thousands)
(Unaudited)

Reconciliation of Free Cash Flow

	Nine Months Ended
	September 30,
	2017 [1]	2016
Net cash used in operating activities	$(22,021)	$(19,322)
Less: net cash capital expenditures [2]	1,153	7,341
Free Cash Flow	$(20,868)	$(11,981)

[1]	For illustrative purposes, the Company has combined the Successor and Predecessor periods to derive combined results for the nine months ended September 30, 2017.
[2]	Proceeds received from sales of property, plant and equipment, net of purchases of property, plant and equipment.